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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                        SECTION 906 OF THE SARBANES-OXLEY
              ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), I, Michael G. Long, Chief Financial Officer of Edge Petroleum Corporation, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

         (1) the Company's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2003             /s/ Michael G. Long
                                   ---------------------------------------------
                                   Name: Michael G. Long
                                         Chief Financial and Accounting Officer